UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2008

Affirmative Insurance Holdings, Inc.

(Exact name of registrant as specified in its charter)
Delaware	000-50795	75-2770432
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4450 SOJOURN DRIVE, SUITE 500 ADDISON TX		75001
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:   (972) 728-6300

________________________________________________________________________________

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 28, 2008, the Registrant's board of directors declared a quarterly cash dividend on its outstanding shares of common stock of two cents ($0.02) per share, payable on June 30, 2008, to shareholders of record at the close of business on June 16, 2008.

* The information furnished pursuant to this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any of our filings with the SEC under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing, and shall not be deemed to be "filed" with the SEC under the Securities Exchange Act of 1934, as amended.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Affirmative Insurance Holdings, Inc. (Registrant)
May 28, 2008 (Date)	/s/ JOSEPH G. FISHER Joseph G. Fisher Senior Vice President and General Counsel